SECURITIES AND EXCHANGE COMMISSION
			 WASHINGTON, D.C. 20549
                          --------------------


                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITEIS EXCHANGE ACT OF 1934

                            December 15, 2004
               Date of report (Date of earliest event reported)

                              ENUCLEUS, INC.
         ------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                          0-14039        11-2714721
                    --------------      ----------------
          (Commission File Number)   (I.R.S. Employer Identification No.)

                              4000 Main Street
                            Bay Harbor, MI 49770
                          ------------------------
                   (Address of Principal Executive Offices)


                                231/439-2708
                            ----------------------


ITEM 4.01  Change in Registrant's certifying accountant

Effective December 15, 2004, the Company decided to replace Bujan & Associates ("Bujan"), which audited the Company's financial statements for the fiscal year ended December 31, 2003, with Danziger & Hochman ("Danzinger") to act as the Company's independent auditors. The reports of Bujan did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, Bujan did not complete the PCAOB registration process within sufficient time to allow the Company to file financial statements audited by Bujan with the SEC. During the Company's most recent fiscal year and subsequent interim periods there were no disagreements with Bujan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bujan, would have caused Bujan to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

The Registrant has provided Bujan with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Registrant requested that Bujan deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree.

Bujan's letter shall subsequently follow.


SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 18, 2005
                                      Enucleus, Inc.

                                      By: /s/ John Paulsen
                                      ----------------------------
                                          John Paulsen
                                          President and Chief Financial
                                          Officer